AMENDMENT TO
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                        GUARANTY OF MANAGEMENT AGREEMENT
                        --------------------------------
                         AND SHORTFALL FUNDING AGREEMENT
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                                 (Emeritrust 25)

     This Amendment to Guaranty of Management Agreement and Shortfall Funding Agreement (this "Amendment") is made this 22 day of March, 2001 by and among Emeritus Corporation, a Washington Corporation ("Emeritus) and AL Investors LLC, a Delaware limited liability company ("AL Investors"), for itself and as sole managing member or sole managing member of the general partner of each of the Facility Entities set forth on Exhibit A to the Guaranty (as amended and as hereinafter defined).

                                    Recitals
                                    --------

     A. Emeritus and AL entered into that certain Guaranty of Management Agreement and Shortfall Funding Agreement, dated December 30, 1998 (the "Guaranty"), pursuant to which, among other things, Emeritus guaranteed the obligations of Emeritus Management LLC and Emeritus Management I LP under the Management Agreement as defined therein.

     B. The parties to the Management Agreement have agreed that it would be beneficial to restructure the Senior Loan by, among other things, dividing the loan into three tranches, collateralizing a portion of the tranche known as "Tranche B" with certain property owned by AL Investors II LLC (the "AL II Additional Collateral Properties"), amending the interest rate, and obtaining two 9-month conditional options to extend the term of the loan (the "Senior Loan Restructure").

     C. In connection with the Senior Loan Restructure, the parties to the Management Agreement have entered into a First Amendment to Management Agreement (the "First Amendment to Management Agreement") pursuant to which, among other things, the Management Agreement may be extended and Manager's obligation to fund certain Operating Deficits has been amended. The Management Agreement as defined in the Guaranty and as amended by the First Amendment to Management Agreement is referred to herein as the "Management Agreement".

     D. Emeritus has agreed to concurrently enter into this Amendment to confirm that (i) the Guaranty will remain in full force and effect for the duration of the Management Agreement as amended, and (ii) the Guaranty applies to Operating Deficits as amended by the First Amendment to Management Agreement.

     NOW, THEREFORE, in consideration of Ten and No/100 Dollars, the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     Definitions.  All  terms  capitalized herein but not defined shall have the
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meanings  given  them  in  the Guaranty or, if not defined therein, in the First
Amendment  to  Management  Agreement  executed  on  or  about  the  date hereof.

     Extension  of  Guaranty.
     -----------------------

          2.1     Shortfall  Funding Obligations.  Section 1.2 is hereby amended
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by deleting all references to the "Initial Term" and replacing them instead with a reference to the "Initial Term of the Management Agreement, as may be extended in accordance with the terms of the First Amendment to Management Agreement".

          2.2     Survival.  Section  11  is  hereby deleted in its entirety and
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replaced  with  the  following:

               11.     SURVIVAL.  This  Agreement  shall  survive  expiration or
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sooner termination of the Management Agreement.  Without limiting the generality of the foregoing, no termination of the Management Agreement, whether in whole or in part, or whether by Managers, Owners, or otherwise, shall terminate any obligation of Emeritus to fund the Emeritus Deficit Contribution accruing or arising during the Initial Term of the Management Agreement (as may be extended in accordance with the terms of the First Amendment to Management Agreement), except only as to Operating Deficits with respect to a Facility terminated from the Management Agreement by reason of Casualty or Condemnation as set forth in
Section  9.7.2  of  the  Management  Agreement  arising  after such termination.

     Definitions.  Exhibit  A  is  hereby  amended  as  follows:
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          3.1     Senior  Loan.  The  definition  of  "Senior  Loan"  is  hereby
                  ------------
deleted  and  replaced  in  its  entirety  with  the  following:

SENIOR LOAN: any indebtedness incurred by Owners which is secured by any mortgage, deed of trust and related security instruments against a Facility. Initially the Senior Loan is evidenced by that certain Loan Agreement between AL Investors (and the Facility Entities) and GMAC Commercial Mortgage Corporation dated on or about December 30, 1998, as amended by the First Amendment to Loan Agreement dated on or about the date of the First Amendment to the Management Agreement (the "Senior Loan Amendment"), including, without limitation, all interest increases and modifications contained therein (the "Initial Senior Loan"). It is expressly agreed that the Senior Loan includes the entirety of Tranches A, B & C as set forth in the Senior Loan Amendment.

          3.2     Deemed  Senior  Loan.  A  new  definition  shall  be  added as
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follows:

DEEMED SENIOR LOAN: The amount of the Senior Loan (i) without regard to the Additional Principal Payments and (ii) without regard to any proceeds from the sale of the AL II Additional Collateral Properties which are applied to reduce the Tranche B debt in accordance with the terms of the Senior Loan Amendment.

          3.3     Fixed  Operating  Expenses.  Effective  as of January 1, 2002,
                  --------------------------
subsection (a) of the definition of Fixed Operating Expenses is hereby deleted in its entirety. Effective as of the date hereof, subsection (c) of the definition of Fixed Operating Expenses is amended to read in its entirety "the debt service on account of the Deemed Senior Loan". The parties hereby agree that the foregoing amendment is in part intended to and does modify the Guaranty such that as to "Operating Deficits" and the "Emeritus Deficit Contribution", Fixed Operating Expenses shall be calculated in accordance with the terms of the Management Agreement as amended by the First Amendment to Management Agreement in connection with the Senior Loan Restructure.

     Conforming  Definitions.  Exhibit  A  is  hereby  amended  as  follows:
     -----------------------

     4.1     Junior  Loan.  The  definition of Junior Loan is hereby deleted and
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replaced  in  its  entirety  with  the  following:  any indebtedness incurred by
Owners which is secured by a mortgage, pledge, and related security instruments against, among other things, the membership interests of AL Investors in the Facility Entities. Initially, the Junior Loan is evidenced by that certain Loan Agreement among AL Investors (and the Facility Entities) and Senior Housing Partners I, L.P. dated on or about the same date hereof, as subsequently amended ("Initial Junior Loan").

     4.2     Operating  Period.  The  definition  of  Operating Period is hereby
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deleted  and  replaced in its entirety with the following:  the period beginning with the Commencement Date and ending upon the expiration of the Initial Term and any extension term.

     4.3     Put  and  Purchase  Agreement  The  definition  of Put and Purchase
             -----------------------------
Agreement is hereby deleted and replaced in its entirety with the following: that certain Put and Purchase Agreement dated December 30, 1998, as amended by First Amendment to Put and Purchase Agreement dated March 26, 1999, and by Second Amendment to Put and Purchase Agreement dated on or about the date hereof and as subsequently amended.

     Notices.  All  notices to be given by either party to this Agreement to the
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other  party hereto shall be in writing, and shall be sent to the parties at the addresses  and  in  the  manner  set  forth  in  the  Guaranty.

     Ratification.  The  Guaranty,  as  amended  by  this  Agreement,  is hereby
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ratified  and  confirmed.
     -

     Understandings  and  Agreements.  This  Amendment,  together  with  the
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Management  Agreement,  constitutes  all  of  the  understandings and agreements
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between  the  parties  with  respect  to  the  management  of  the  Facilities.

     Headings.  The  headings  contained herein are for convenience of reference
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only  and  are  not intended to define, limit or describe the scope or intent of any  provision  of  this  Agreement.

     Applicable  Law.  This  Agreement shall be construed and interpreted and be
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governed  by  the  laws  of  the  State  of  Washington.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date and year first above written.


                              EMERITUS
                              --------

                              EMERITUS  CORPORATION,  a  Washington
corporation

                              By:     /s/  Raymond  R.  Brandstrom
                                      ----------------------------
                                   Name  Raymond  R.  Brandstrom
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                                   Title  Vice  President  of  Finance
                                          ----------------------------